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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)              March 15, 2000


                     MAGNA ENTERTAINMENT CORP.
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            (Exact Name of Registrant as Specified in its Charter)


                      Delaware, United States of America
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                (State or Other Jurisdiction of Incorporation)


       0-28003                                            98-0208374
---------------------------------           ------------------------------------
(Commission File Number                     (I.R.S. Employer Identification No.)


             285 West Huntington Drive, Arcadia, California 91007
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(Address of Principal Executive Offices)                   (Zip Code)


                                (626) 574-7223
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if changed Since Last Report)


ITEM 5.  OTHER EVENTS

On March 1, 2000, the Registrant filed Restated Certificate of Incorporation with the Office of the Secretary of State of Delaware. On March 1, 2000, the Registrant repealed General By-law No. 1 and enacted General By-law No. 2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired:
          Not Applicable

(b)  Pro Forma Financial Information:
          Not Applicable
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                                      -2-


(c)  Exhibits:


Exhibit No.         Description
-----------         -----------
    3.1             Restated Certificate of Incorporation of Magna Entertainment
                    Corp.

    3.2 General By-law No. 2 of Magna Entertainment Corp., being the only by-law in effect of the Registrant
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                                      -3-

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                                                 MAGNA ENTERTAINMENT CORP.
                                                       (Registrant)

Date: March 15, 2000                             by: /s/ J. Brian Colburn
                                                    ----------------------------
                                                     J. Brian Colburn, Secretary
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                               INDEX TO EXHIBITS


EXHIBIT                             DESCRIPTION OF EXHIBIT
-------                             ----------------------
  3.1               Restated Certificate of Incorporation of Magna Entertainment
                    Corp.

  3.2 General By-law No. 2 of Magna Entertainment Corp., being the only by-law in effect of the Registrant